UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                                LNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)

            Ohio                      0-13203                     34-1406303
(State or other jurisdiction        (Commission                  (IRS Employer
      of incorporation)             File Number)             Identification No.)

       457 Broadway, Lorain, Ohio                                 44052-1769
(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code: (440) 244 - 6000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On July 27, 2006, the registrant issued a press release announcing its results of operations for the second quarter ended June 30, 2006. The press release is attached as Exhibit No. 99.1




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Item 9.01 Financial Statements and Exhibits.

c)   Exhibits.

     The following exhibit is furnished herewith:


Exhibit Number                         Exhibit Description

99.1 Press Release issued by LNB Bancorp, Inc., announcing the results of operations for the second quarter ended June 30, 2006.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


                                                 LNB BANCORP, INC.
Date: July 27, 2006
                                                 By: /s/ Terry M. White
                                                     ---------------------------
                                                     Terry M. White
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Corporate Secretary